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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 6, 2005

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-21831                                 22-3375134
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       (Commission File Number)              (IRS Employer Identification No.)

        2 Andrews Drive, West Paterson, NJ                  07424
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     (Address of Principal Executive Offices)             (Zip Code)

                         (973) 256-8181
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              (Registrant's Telephone Number, Including Area Code)
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 6, 2005, Interactive Systems Worldwide Inc. (the "Company") amended its Certificate of Designation relating to its Series C Preferred Stock ("Preferred Stock") and entered into an amendment to its Warrants issued to Omicron Master Trust, Midsummer Investment, Ltd. and Iroquois Master Fund Ltd., the investors in the Preferred Stock issuance and Brandon Ross, a finder in connection with the Preferred Stock.

         As discussed below in Item 3.01, the amendments were entered into in response to a notification letter received by the Company from NASDAQ and modified certain provisions relating to the shareholder limitations restrictions contained in the transaction documents.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On September 8, 2005, the Company received a letter from NASDAQ stating that it had notified the Company that as a result of its issuance of Series C Preferred Stock it was not in compliance in certain respects with the shareholder approval rules set forth in Marketplace Rules 4350(i)(1)(D) and IM-4350-2.

         In this same letter, NASDAQ acknowledged that in response to this notification the Company amended its transaction documents relating to its Series C Preferred Stock issuance and has regained compliance with the Rules. NASDAQ concluded that the matter was now closed.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

         Reference is made to Item 1.01 which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number     Description of Document
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4.1                Form of Amendment to Certificate of Designations relating to the Series C Convertible Preferred Stock

4.2 Amendment to the Warrant issued to the investors in connection with the issuance of Series C Convertible Preferred Stock

4.3 Amendment to the Warrant issued to the finder in connection with the issuance of Series C Convertible Preferred Stock


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERACTIVE SYSTEMS WORLDWIDE INC
                                     (Registrant)

Date: September 12, 2005             By:   /s/ James McDade
                                           ---------------------------------
                                           James McDade
                                           Chief Financial Officer